UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

*****

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2004

Crompton Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-30270 (Commission File Number)	52-2183153 (I.R.S. Employer Identification Number)

199 Benson Road, Middlebury, Connecticut (Address of Principal Executive Offices)		06749 (Zip Code)

(203) 573- 2000 (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     Crompton Corporation announced today that Peter Barna, Senior Vice President and Chief Financial Officer, has elected to retire following completion of the Company's current refinancing effort and that Karen R. Osar will succeed him. The Company also announced that Gregory E. McDaniel has been named Senior Vice President of Strategy & New Business Development.

     A copy of a press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

* * *
(c) Exhibits.
Exhibit Number	Exhibit Description
99.1	Press Release Dated May 3, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Crompton Corporation (Registrant) By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Secretary

Date: May 3, 2004

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release Dated May 3, 2004